Rule 10F-3 Transactions	4Q2017
Name of Investment Adviser/Sub-Adviser:	JPMorgan Investment Management Inc.
Name of Fund:	LVIP JPMorgan High Yield Bond Fund

	13a (1)	13a (2)	13a (3)	13a (4)	13a (5)	13b	13b(2)	13c	13d	13e	13f(1)	13g	13h	Certification
Issuer (Company Name)	Registered Public Offering?	Government Securities?	Municipal Securities?	Foreign Offerings?	Rule 144A Offering?	Purchase price <= Offering price?	Purchase On/Before 4th Day Preceding Rights Offering Terminates?	Firm Commitment Underwriting ?	Fair Commission, spread or profit?	Company Operational for 3 Years?	Fund’s Purchase Represents Less Than 25% of Total Offering?	No Affilated Underwirter was a Benficiary of the Sale	Information Timely Supplied for NSAR Reports?	Purchase Complied with Trust’s 10f-3 Procedures?
The Brink’s Company (BCO 4.625 October 14, 2027 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Catalent Pharma Solutions Inc. (CTLT 4.875 January 15, 2026 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Gulfport Energy Corp Corporatin (GPOR 6.375 January 15, 2026 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Hologic Inc (HOLX 4.375 October 15, 2025 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Jaguar Land Rover Automotive plc (TTMTIN 4.25 October 1, 2027 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Netflix Inc (NFLX 4.875 15APR28 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Scientific Games Internationsl (SGMS 5.00 October 15, 2025 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Valeant Pharmaceuticals (VRXCN 5.50 November 1, 2025 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Beacon Escrow Corp (BECN 4.875 November 1, 2025 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Wind Tre SPA (WINTRE 5.00 January 20, 2026 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
UPC Holding B.V. (UPCB 5.50 January 15, 2028 144A)	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
BOMBARDIER INC BBDBCN 7.5 01DEC24 144A	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
CYRUSONE LP AND CYRUSONE FINAN CONE 5.375 15MAR27 144A	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
IHS MARKIT LTD INFO 4.25 01MAR26 144A	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
MATCH GROUP INC MTCH 5.0 15DEC27 144A	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
NRG ENERGY INC NRG 5.75 15JAN28 144A	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
NAVISTAR INTL CORP NAV 6.625 01NOV25 144A	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
PQ CORP PQCOR 5.75 15DEC24 144A	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
QEP RESOURCES INC QEP 5.625 01MAR26	Yes	No	No	No	No	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes

VALEANT PHARMACEUTICALS VRXCN 5.5 01NOV25 144A	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
CONTINENTAL RESOURCES CLR 4.375 15JAN28 144A	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
IRON MOUNTAIN INC IRM 5 1/4 03/15/28 SER:144A	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
ITRON INC ITRI 5.0 15JAN26 144A	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
JELD-WEN INC JELWEN 4.625 15DEC25 144A	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
JELD-WEN INC JELWEN 4.875 15DEC27 144A	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
OI EUROPEAN GROUP BV 5.8750 8/23 OI 4.25 31DEC23 144A	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
QUICKN 5.7500 5/25 QUICKN 5.25 15JAN28 144A	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes
SOTHEBY’S BID 4.875 15DEC25 144A	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes

WHITING PETROLEUM CORP WLL 6.625 15JAN26 144A	No	No	No	No	Yes	Yes	N/A	Yes	Yes	Yes	Yes	Yes	Yes	Yes

Rule 10F-3 Transactions	4Q2017
Name of Investment Adviser/Sub-Adviser:	JPMorgan Investment Management Inc.
Name of Fund:	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

	13a (1)	13a (2)	13a (3)	13a (4)	13a (5)	13b	13b(2)	13c	13d	13e	13f(1)	13g	13h	Certification
Issuer (Company Name)	Registered Public Offering?	Government Securities?	Municipal Securities?	Foreign Offerings?	Rule 144A Offering?	Purchase price <= Offering price?	Purchase On/Before 4th Day Preceding Rights Offering Terminates?	Firm Commitment Underwriting ?	Fair Commission, spread or profit?	Company Operational for 3 Years?	Fund’s Purchase Represents Less Than 25% of Total Offering?	No Affilated Underwirter was a Benficiary of the Sale	Information Timely Supplied for NSAR Reports?	Purchase Complied with Trust’s 10f-3 Procedures?
none for 4Q2017

Rule 10F-3 Transactions	4Q2017
Name of Investment Adviser/Sub-Adviser:	JPMorgan Investment Management Inc.
Name of Fund:	LVIP JPMorgan Retirement Income Fund

	13a (1)	13a (2)	13a (3)	13a (4)	13a (5)	13b	13b(2)	13c	13d	13e	13f(1)	13g	13h	Certification
Issuer (Company Name)	Registered Public Offering?	Government Securities?	Municipal Securities?	Foreign Offerings?	Rule 144A Offering?	Purchase price <= Offering price?	Purchase On/Before 4th Day Preceding Rights Offering Terminates?	Firm Commitment Underwriting ?	Fair Commission, spread or profit?	Company Operational for 3 Years?	Fund’s Purchase Represents Less Than 25% of Total Offering?	No Affilated Underwirter was a Benficiary of the Sale	Information Timely Supplied for NSAR Reports?	Purchase Complied with Trust’s 10f-3 Procedures?

AVALONBAY COMMUNITIES AVB 3.2 15JAN28	Yes	No	No	No	No	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
BOSTON PROPERTIES LP BXP 3.2 15JAN25	Yes	No	No	No	No	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

MARTIN MARIETTA MATERIAL MLM 3.5 15DEC27	Yes	No	No	No	No	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes